EXHIBIT 10.24

To:    Kaupthing ehf. as Agent, Kaupthing ehf. as Security Trustee, Chestnutbay Acquisitionco Limited as Borrower, for itself and on behalf of each Obligor as Obligors’ Agent
From:    Kaupthing ehf. (in its capacity as Lender under the Facilities Agreement, the "Existing Lender") and BHFS Two Limited (the "New Lender”)
Dated:    10th November 2016
£58,500,000 Senior Facilities Agreement
originally dated 28 June 2007 as amended and restated on 1 July 2009, 25 June 2010, 25 May 2011, 23 December 2011, 10 September 2013, as amended on 8 May 2014 and as amended and restated on 29 May 2015 and 18 January 2016 and made between amongst others (1) the Borrower, (2) the
Existing Lender, (3) the Agent and (4) the Security Trustee
(the "Facilities Agreement")

1.
We refer to the Facilities Agreement and to the Intercreditor Agreement (as defined in the Facilities Agreement). This agreement (the "Agreement") shall take effect as an Assignment Agreement for the purpose of the Facilities Agreement and as an Accession Deed for the purposes of the Intercreditor Agreement (and as defined in the Intercreditor Agreement). Terms defined in the Facilities Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement. References in this Agreement to the “SPA” means the sale and purchase agreement dated on 8th November 2016 pursuant to which BHFS Two Limited acquires the entire issued share capital of Conchord Limited.

Facilities Agreement

2.	We refer to Clause 28.6 (Procedure for assignment):

(a)
In consideration for the New Lender making the payment described in accordance with paragraph (b) below, with effect from the Transfer Date set out in paragraph (c) below the Existing Lender assigns absolutely to the New Lender all of the Existing Lender’s Loans and related rights referred to in the Schedule, and all other rights of the Existing Lender under the Facilities Agreement and the other Finance Documents in accordance with Clause 28.6 (Procedure for assignment).

(b)
In consideration for the Existing Lender assigning its Loans and related rights referred to in paragraph (a) above, the New Lender shall pay the Kaupthing Debt Consideration (as defined in the Schedule) to the Existing Lender in cash by transfer of such funds for same day value to the Sellers’ Solicitors’ Account (as defined in the SPA) on or before Completion (as defined in the SPA).

(c)	The proposed Transfer Date is 10 November 2016.

(d)	The Existing Lender is released from all the obligations of the Existing Lender that correspond to that portion of the Loans specified in the Schedule.

EXHIBIT 10.24

3.
The New Lender expressly acknowledges the limitations on the Existing Lender’s liabilities set out in Clause 28.4 (Limitation of responsibility of Existing Lenders) which the parties agree apply to this Assignment Agreement but not to the SPA notwithstanding which the Existing Lender represents and warrants to the New Lender that as at the Transfer Date set out in paragraph 2(c) above:

(a)
all of the Loans and related rights being assigned pursuant to this Agreement are legally and beneficially owned by the Existing Lender, free from any security, lien or option over, or agreement for sale or other disposition of, such Loans and related rights and are not subject to a sub participation whereby the Existing Lender has sub participated any of its interests in those Loans and related rights by way of funded sub participation or risk participation;

(b)
in respect of the Loans and accrued interest thereon and related fees and charges, the balances outlined in the Schedule are true, complete and correct as at the Transfer Date set out in paragraph 2(c) above, no other Loans have been made under the Facilities Agreement and there are no other amounts due to the Existing Lender from the Borrower or any other member of the Group; and

(c)
the Finance Documents (namely the Facilities Agreement and related Amendment and Restatement Agreements, the related Intercreditor Agreement and the Transaction Security Documents) constitute all the material terms of all the debt finance arrangements between Kaupthing ehf. and the Borrower or any other member of the Group, provided that the total aggregate liability of the Existing Lender for all claims under this Agreement (including the warranties set out above), shall not, in any circumstances, exceed the amount of the Kaupthing Debt Consideration received by the Existing Lender.

4.
The New Lender confirms that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document is a company resident in the United Kingdom for United Kingdom tax purposes.

5.	On the Transfer Date referred to in paragraph 2(c) above, the New Lender becomes:

(a)	party to the relevant Facilities Agreement as a Lender; and

(b)	party to the Intercreditor Agreement as a Senior Lender.

6.	The address and attention details for notices of the New Lender for the purposes of Clause 35.2 (Addresses) are set out in the Schedule.

7.	The Borrower (for itself and as Obligors’ Agent for the other Obligors):

(a)	confirms that it has consulted with the Existing Lender for at least 3 Business Days in accordance with Clause 28.2 (Conditions of assignment or transfer); and

(b)
waives the requirement under Clause 28.1 (Assignments and transfers by the Lenders) that the New Lender is required to be a bank, financial institution, trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets.

EXHIBIT 10.24

Intercreditor Agreement

8.
We refer to clause 28.1 (Assignments and transfers by Senior Finance Parties) of the Intercreditor Agreement. In consideration of the New Lender being accepted as a Senior Lender for the purposes of the Intercreditor Agreement (and as defined in the Intercreditor Agreement), the New Lender confirms that, as from the Transfer Date referred to in paragraph 2(c) above, it shall be party to the Intercreditor Agreement as a Senior Lender, and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by a Senior Lender and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement.

Transaction Security

9.	It is expressly agreed that the security created or evidenced by the Transaction Security Documents will be preserved for the benefit of the New Lender.

General

10.	This Agreement acts as notice to the Agent (on behalf of each Finance Party) and to the Borrower (on behalf of each Obligor) of the transfer referred to in this Agreement.

11.	This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

12.	This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

13.	This Agreement has been entered into on the date stated at the beginning of this Agreement.

EXHIBIT 10.24

THE SCHEDULE
LOANS AND RIGHTS TO BE TRANSFERRED

Existing Lender	Relevant Facility	Loans	Accrued interest	Fees and charges
Kaupthing ehf.	Tranche A Facility	£34,500,000	£4,272,246.93	£0
Kaupthing ehf.	Tranche B Facility	£10,000,000	£6,855,148.24	£0
Kaupthing ehf.	Tranche C Facility	£10,000,000	£872,996.96	£0
		Total Loans £54,500,000	Total accrued interest £12,000,392.13		£66,500,392.13 (such amount, the “Kaupthing Debt Consideration”)

All notices to be sent to the New Lender in respect of any Finance Document shall be sent to FAO Ann Cartwright at BHFS Two Limited, 2 Crown Court, Rushden, Northamptonshire NN10 6BS and by email to Ann.Cartwright@brighthorizons.com.

EXHIBIT 10.24

SIGNATORIES

Executed by KAUPTHING ehf. (as Existing Lender)		) )
on being signed by

Peter Ward………………………………
who, in accordance with the laws of the territory under which Kaupthing ehf. is incorporated, is acting under the authority of Kaupthing ehf. in the presence of:
		) ) ) ) ) )	/s/ Peter Ward………………………… Duly Authorised Signatory
Signature of witness:	/s/ Janine Chisholm
Name:	Janine Chisholm
Address:	CMS Cameron McKenna LLP 78 Cannon Street London EC4N 6AF
Occupation:	Trainee Solicitor
This Agreement is accepted as an Assignment Agreement for the purposes of the Facilities Agreement by the Agent, and as an Accession Deed for the purposes of the Intercreditor Agreement by the Security Trustee and the Transfer Date is confirmed as [ ] 2016.
Signature of this Agreement by the Agent constitutes confirmation by the Agent of receipt of notice of the transfer referred to in this Agreement, which notice the Agent receives on behalf of each Finance Party.

EXHIBIT 10.24

Executed by KAUPTHING ehf. (as Agent)		) )
on being signed by

Peter Ward………………………………
who, in accordance with the laws of the territory under which Kaupthing ehf. is incorporated, is acting under the authority of Kaupthing ehf. in the presence of:
		) ) ) ) ) )	/s/ Peter Ward………………………… Duly Authorised Signatory
Signature of witness:	/s/ Janine Chisholm
Name:	Janine Chisholm
Address:	CMS Cameron McKenna LLP 78 Cannon Street London EC4N 6AF
Occupation:	Trainee Solicitor

EXHIBIT 10.24

Executed by KAUPTHING ehf. (as Security Trustee)		) ) )
on being signed by

Peter Ward………………………………
who, in accordance with the laws of the territory under which Kaupthing ehf. is incorporated, is acting under the authority of Kaupthing ehf. in the presence of:
		) ) ) ) ) )	/s/ Peter Ward………………………… Duly Authorised Signatory
Signature of witness:	/s/ Janine Chisholm
Name:	Janine Chisholm
Address:	CMS Cameron McKenna LLP 78 Cannon Street London EC4N 6AF
Occupation:	Trainee Solicitor

EXHIBIT 10.24

Executed as a deed by BHFS Two Limited (as New Lender)		) ) )
on being signed by Stephen Dreier………………………… in the presence of:		) ) )	/s/ Stephen Dreier…………………… Duly Authorised Signatory
Signature of witness:	/s/ Elizabeth Larcano
Name:	Elizabeth Larcano
Address:	200 Talcott Ave. Watertown, MA 02472 USA
Occupation:	Securities Counsel

Executed as a deed by Chestnutbay Acquisitionco Limited (as Borrower and as Obligors’ Agent for the other Obligors)		) ) )
on being signed by Andrew Morris………………………… in the presence of:		) ) )	/s/ Andrew Morris…………………… Duly Authorised Signatory
Signature of witness:	/s/ Janine Chisholm
Name:	Janine Chisholm
Address:	CMS Cameron McKenna LLP 78 Cannon Street London EC4N 6AF
Occupation:	Trainee Solicitor